EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

(Pursuant to 18 U.S.C. 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, James J. Peterson, Chief Executive Officer, and John W. Hohener, Chief Financial Officer, of Microsemi Corporation, a Delaware corporation (the “Company”), each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that—

(1)	the accompanying periodic report containing financial statements filed by the Company with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)); and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have executed this certificate which accompanies the Company’s Annual Report on Form 10-K for the annual period ended September 27, 2009.

Dated: November 24, 2009	/s/ James J. Peterson
James J. Peterson, President and Chief Executive Officer

Dated: November 24, 2009	/s/ John W. Hohener
John W. Hohener, Vice President,
Chief Financial Officer, Secretary and Treasurer